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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 1997


                                   ITEQ, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                              1-10668                            41-1667001
      (State of Incorporation)             (Commission File Number)         (IRS Employer Identification No.)



                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
                    (Address of Principal Executive Offices)


                                  713/285-2700
              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events

     On December 16, 1997, ITEQ, Inc. (the "Company") and Matrix Service Company ("Matrix) entered into a Plan and Agreement of Merger whereby the Company will acquire Matrix. The shareholders of Matrix will be able to tender a Matrix share for either $10 in cash or .8333 of one share of the Company, subject to the cash portion of the purchase not exceeding 50% nor being less than 30% of the total consideration. In conjunction with the merger, the Company's board of directors will be expanded from nine to ten persons with the addition of one member designated by Matrix. The acquisition is subject to shareholder and regulatory approval and the absence of any dissenters. The transaction is expected to close by March, 1998, and will be accounted for using the purchase method of accounting.

     Matrix is a leading domestic supplier of above ground storage tanks (ASTs), after-market tank products and specialized maintenance services. Matrix's customer base includes refineries, chemical plants, terminal facilities, power generation, waste water plants, municipal water storage, refrigerated liquefied gas storage, thermal energy storage, industrial users of pressurized spheres, fertilizer storage, grain storage and food processing. Matrix has grown rapidly since 1991 through a combination of internal growth and acquisitions with a present revenue run rate of in excess of $200 million annually.

     The Company is a rapidly growing provider of manufactured equipment, engineered systems and services used in the processing, treatment, storage and movement of gases and liquids. The Company operates worldwide providing products and services to a broad base of industrial customers.

ITEM  7.  Financial Statements and Exhibits

       Exhibit No.                                     Exhibit
       -----------                                     -------
           10.1            Plan and  Agreement of  Merger, dated December 16, 1997, among the Company, ITEQ Sub Corp. and Matrix (excluding appendices and schedules).





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 1997

                                        ITEQ, INC.


                                        By:  /s/ Lawrance W. McAfee
                                            -----------------------------------
                                                  Lawrance W. McAfee
                                             Executive Vice President and
                                                      Secretary





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                              INDEX TO EXHIBITS

Exhibit No.                                   Exhibit
-----------                                   -------
    [S]           [C]
    10.1          Plan and  Agreement of  Merger, dated December 16, 1997, among the Company, ITEQ Sub Corp. and Matrix (excluding appendices schedules).